UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004
                                 --------------


                               Donegal Group Inc.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                               0-15341               23-2424711
---------------------------    -------------------------     ----------------
(State or other jurisdiction   (Commission file number )     (IRS employer
 of incorporation)                                           identification no.)


1195 River Road, Marietta, Pennsylvania                        17547
---------------------------------------                        -----
(Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (888) 877-0600
                                                           --------------


                                       N/A
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

                  (c) Exhibits.

                  The following exhibit is filed herewith:

                  Exhibit No.                        Description

                        99.1 Press release issued by Donegal Group Inc. (the "Company") dated April 19, 2004

Item 12.          Results of Operations and Financial Condition.

         On April 19, 2004, the Company issued a press release regarding the Company's financial results for its first quarter ended March 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. The information in this report shall not be deemed to be filed for purposes of
Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DONEGAL GROUP INC.


Date:   April 21, 2004                By:/s/ Ralph G. Spontak
                                      -----------------------------------------
                                      Ralph G. Spontak, Senior Vice President,
                                      Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit
Number                               Description
-------                             -------------
99.1               Press release dated April 19, 2004 issued by the Company.

                                                                  EXHIBIT 99.1



DONEGAL GROUP INC. ANNOUNCES FIRST QUARTER RESULTS



Ralph G. Spontak
Senior Vice President and Chief Financial Officer
Phone  (717) 426-1931
Fax      (717) 426-7009

                                                        For Immediate Release
                                                        ---------------------

         MARIETTA, Pennsylvania, April 19, 2004 - Donegal Group Inc. (Nasdaq:
DGICA and DGICB ) today reported net income for the quarter ended March 31, 2004 of $11,732,306, or $.87 per share on a diluted basis, which includes an extraordinary gain of $5,445,670, or $.40 per share on a diluted basis, related to an acquisition. Net income before the extraordinary gain was $6,286,636, or $.47 per share on a diluted basis, for the first quarter of 2004 compared to $3,844,432, or $.41 per share on a diluted basis, for the quarter ended March 31, 2003.

         The Company's results continue to benefit from excellent underwriting results, with the Company posting a combined ratio of 92.7% for the first quarter of 2004 compared to a combined ratio of 97.2% for the comparable period in 2003.

         The extraordinary gain of $5,445,670 resulted from GAAP purchase accounting for unallocated negative goodwill from the Le Mars Insurance Company acquisition completed in early January. The acquisitions of Le Mars Insurance Company, The Peninsula Insurance Company and Peninsula Indemnity Company were effective January 1, 2004.

         The Company's fully diluted shares outstanding during the first quarter of 2004 increased to 13,508,530 compared to 9,330,855 in the first quarter of 2003, due primarily to the Company's successful follow on stock offering that was completed in November, 2003.

         Revenues for the first quarter of 2004 were $68,001,661, an increase of 30.3% over a year earlier, with premiums earned for the first quarter of $62,699,478, a 30.8% increase over the first quarter of 2003. Premiums earned in the first quarter, excluding premiums earned by the companies acquired in January, increased $3.3 million, or 7.0%, to $51,282,376. The lower interest rate environment continues to impact investment income, which increased 12.3% to $3,780,017 for the first quarter of 2004 compared to $3,364,518 for the first quarter of 2003. Service fees for the first quarter of 2004 were $833,897, an increase of 35.8% over the first quarter of 2003 total of $614,033.

         The Company's loss ratio for the first quarter of 2004 improved to 64.4% compared to 66.5% for the first quarter of 2003, benefiting from continued pricing improvements and from a relative absence of severe weather in the first quarter of 2004. The Company's expense ratio improved to 27.7% for the first quarter of 2004 compared to 30.2% for the first quarter of 2003. The Company's workers' compensation policy dividend ratio increased slightly from 0.5% in the first quarter of 2003 to 0.6% in the first quarter of 2004.

         " The profitable results of the newly acquired companies, coupled with a continuation of the excellent underwriting results by our core companies and a relatively normal weather period, has resulted in a combined ratio that is as low as the Company has ever achieved," stated Donald H. Nikolaus, President and Chief Executive Officer of Donegal Group Inc. "The rate increases taken over the past few years, coupled with our continued dedication to sound underwriting principles and our ongoing expense control, have all contributed to a winning formula," stated Nikolaus.

         These strong results helped the Company increase its book value per common share 5.6% to $17.20 per share as of March 31, 2004 compared to $16.29 at December 31, 2003.

         The Company announced last week that its Board of Directors approved an increase in the Company's quarterly cash dividend payable May 15, 2004 to $.12 per share of Class A Common Stock and $.105 per share of Class B Common Stock.

         The Company will hold a conference call on Monday April 19, 2004, beginning at 11:00 A. M. Eastern Time. You may participate in the conference call by calling 1-800-901-5241 (Passcode 10035503). An instant replay of the conference call will be available until April 26, 2004, by calling 1-888-286-8010 (Passcode 16040001).

         Donegal Group Inc. is a property and casualty insurance holding company whose insurance subsidiaries offer personal and commercial lines of insurance to businesses and individuals in six Mid-Atlantic states (Connecticut, Delaware, Maryland, New Hampshire, New York and Pennsylvania), eight Southeastern states (Alabama, Georgia, Louisiana, North Carolina, South Carolina, Tennessee, Virginia and West Virginia) and five Midwestern states (Iowa, Nebraska, Ohio, Oklahoma and South Dakota).

         All statements contained in this release that are not historic facts are based on current expectations. Such statements are forward-looking (as defined in the Private Securities Litigation Reform Act of 1995) in nature and involve a number of risks and uncertainties. Actual results could vary materially. Among the factors that could cause actual results to vary materially include: the ability of the Company to maintain profitable operations, the adequacy of the Company's reserves for losses and loss adjustment expenses, business and economic conditions in the Company's primary operating areas, competition from various insurance and non-insurance businesses, terrorism, legal and judicial developments, changes in regulatory requirements and other risks that are described from time to time in the periodic reports that the Company files with the Securities and Exchange Commission. Undue reliance should not be placed on any such forward-looking statements.





                                 (Tables Follow)




                                                                    Quarter Ended March 31
                                                -------------------------------------------------------------

                                                            2004                           2003
                                                ----------------------------- -------------------------------
Net premiums earned                                       $ 62,699,881                     $47,928,881
Investment income,
     net of investment expenses                              3,780,017                       3,364,518
Realized investment gains (losses)                             468,443                       (130,480)
Total revenues                                              68,001,661                      52,185,419

Net income before extraordinary
     item                                                   $6,286,636                      $3,844,432
Net income after extraordinary item                        $11,732,306                      $3,844,432

Net income per common share
     before extraordinary item
     Basic                                                    $   0.49                        $   0.42
     Diluted                                                  $   0.47                        $   0.41

Net income per common share
     after extraordinary item
     Basic                                                    $   0.91                        $   0.42
     Diluted                                                  $   0.87                        $   0.41



                        Consolidated Statements of Income
                (unaudited; in thousands, except per share data)



                                                                   Quarter Ended March 31
                                                -------------------------------------------------------------

                                                            2004                              2003
                                                ------------------------------ ------------------------------
Net premiums earned                                          $ 62,700                         $ 47,929
Investment income,
     net of investment expenses                                 3,780                            3,364
Realized investment gains (losses)                                468                            (131)
Lease income                                                      220                              203
Service fees                                                      834                              614
Other income                                                       -                               206
                                                               ------                           ------
     Total revenues                                            68,002                           52,185
                                                               ------                           ------

Losses and loss expenses                                       40,371                           31,850
Amortization of deferred policy
     acquisition costs                                          8,345                            7,442
Other underwriting expenses                                     9,058                            7,023
Other expenses                                                    583                              331
Dividends                                                         368                              242
Interest                                                          338                              215
                                                               ------                           ------
     Total expenses                                            59,063                           47,103
                                                               ------                           ------


Income before income taxes and                                  8,939                           5, 082
     extraordinary item
     Income tax expense                                         2,652                           1,238
                                                               ------                           -----
Net income before extraordinary
     item                                                       6,287                            3,844

Extraordinary item                                              5,445                                -
                                                               ------                           ------
Net income after extraordinary
     item                                                    $ 11,732                          $ 3,844
                                                             --------                          -------

Net income per common share
     before extraordinary item
     Basic                                                   $  0.49                           $  0.42
                                                             --------                          -------
     Diluted                                                 $  0.47                           $  0.41
                                                             --------                          -------

Net income per common share after
     extraordinary item
     Basic                                                   $  0.91                           $  0.42
                                                             --------                          -------
     Diluted                                                 $  0.87                           $  0.41
                                                             --------                          -------
    Supplementary Financial Analysts' Data

Weighted average number of
   shares outstanding
     Basic                                                 12,889,823                        9,210,402
                                                           ----------                        ---------
     Diluted                                               13,508,530                        9,330,855
                                                           ----------                        ---------

Net written premiums                                         $ 68,416                         $ 50,340
                                                             --------                         --------

Book value per common share                                  $  17.20                          $  14.9


                           Consolidated Balance Sheet
                            (unaudited; in thousands)


                                                              March 31, 2004          December 31, 2003
                                                              --------------

ASSETS
Investments:
     Fixed Maturities:
     Held to maturity, at amortized
      cost                                                           $ 170,752                     $ 113,051
     Available for sale, at fair value                                 221,666                       198,433
     Equity securities, at fair value                                   39,250                        31,448
     Short-term investments, at
     cost, which approximates fair
      value                                                             55,386                        78,344
                                                                        ------                        ------
                  Total investments                                    487,054                       421,276
Cash                                                                     6,549                         5,909
Premiums in course of collection                                        40,962                        29,017
Reinsurance receivable                                                  92,109                        81,009
Accrued investment income                                                4,188                         3,752
Deferred policy acquisition costs                                       18,513                        16,224
Prepaid reinsurance premiums                                            35,609                        30,692
Property and equipment, net                                              5,580                         4,152
Deferred income taxes                                                    9,894                         7,032
Other assets                                                             2,560                         2,973
                                                                         -----                         -----
                  Total assets                                       $ 703,018                     $ 602,036
                                                                     =========                     =========



LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Unpaid losses and loss
       settlement expenses                                           $ 256,451                     $ 217,914
     Unearned premiums                                                 162,433                       134,028
     Accounts payable and accrued
       expenses                                                          8,746                         7,770
     Debt                                                               25,774                        25,774
     Due to affiliates                                                  12,984
                                                                                                         904
     Other liabilities                                                  12,029                         6,997
                                                                        ------

                  Total liabilities                                    478,417                       393,387
Shareholders' equity:
     Preferred stock

     Class A common stock                                                  100                            99
     Class B common stock                                                   31                            30
     Additional paid-in capital                                        126,163                       122,745
     Accumulated other comprehensive
                   income                                                6,147                         5,291
     Retained earnings                                                  93,052                        81,376
     Treasury stock, at cost                                             (892)                         (892)
                                                                         -----                         -----
Total shareholders' equity                                             224,601                       208,649
                                                                       -------                       -------
Total liabilities and shareholders' equity                           $ 703,018                     $ 602,036
                                                                     =========                     =========
